SUPPLEMENT DATED MARCH 28, 2014

TO THE SUMMARY PROSPECTUS FOR PACIFIC LIFE FUNDS –

PL PORTFOLIO OPTIMIZATION MODERATE-AGGRESSIVE FUND

CLASS A, B, C, R AND ADVISOR SHARES DATED AUGUST 1, 2013

This supplement revises the PL Portfolio Optimization Moderate-Aggressive Fund Class A, B, C, R and Advisor Shares summary prospectus dated August 1, 2013 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective April 1, 2014. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The Advisor Class shares column and footnote to the Annual Fund Operating Expenses table describing the expense reimbursement arrangement, as well as the Advisor Class information in the Examples tables (“Fee Tables”), will be replaced with the information below. No other information in the Fee Tables is changed. The effect of the revised expense reimbursement arrangement is to reduce “Total Annual Fund Operating Expenses after Expense Reimbursement” on Advisor Class shares.

PL Portfolio Optimization Moderate-Aggressive Fund

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Advisor
Management Fee	0.20%
Distribution (12b-1) and/or Service Fees	None
Other Expenses	0.26%
Acquired Fund Fees and Expenses	0.82%
Total Annual Fund Operating Expenses	1.28%
Less Expense Reimbursement[2]	(0.11%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.17%

[1]	The expense information for Advisor Class shares has been restated to reflect current fees.
[2]	The investment adviser has contractually agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2023 for Class A, B, C and R shares; 0.15% through 7/31/2015, 0.20% from 8/1/2015 through 12/31/2015, and 0.30% from 1/1/2016 through 7/31/2023 for Advisor Class shares. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the expense cap.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Advisor
1 year	$119
3 years	$384
5 years	$681
10 years	$1,525

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Advisor
1 year	$119
3 years	$384
5 years	$681
10 years	$1,525